Media Week December 7, 2004

Safe Harbor Statement Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "will," "anticipate," "should," "planned," "estimated," "projected," "forecasted" (or the symbols "E" "G" or "P"), "potential," "goal," "outlook," and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and the Company's Form 10-Q for the period ended September 30, 2004, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) our ability to successfully integrate the business recently acquired from SBC; (6) reliance on and extension of credit to small- and medium- sized businesses; (7) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (8) general economic conditions and consumer sentiment in our markets; and (9) fluctuations in the price and availability of paper. During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our Current Report on Form 8-K filed with the SEC on October 27, 2004, which is available on our web site under "Investor Information," "SEC Filings."

Company Overview 2004 PF Publication Geographic Brand Sales Directories Distribution Advertisers Coverage Sprint $567 million 260 18 million 160,000 18 states 2004 PF Publication Geographic Brand Sales Directories Distribution Advertisers Coverage Sprint $567 million 260 18 million 160,000 18 states SBC $462 million 129 10 million 100,000 IL, IN Total $1,029 million 389 28 million 260,000 19 states

Investment Highlights Essential resource for people ready to buy Strong ROI to diverse customer base Strong brands and leading market position Yellow Pages Industry Local Advertising Powerhouse Incumbent Publisher Advantage Unique and diverse management team Proven track record of performance excellence RHD's DNA Positioned to leverage core competencies into digital opportunities Local Commercial Search Opportunities Visible recurring revenue High free cash flow conversion Leveraged equity return Financial Performance and Characteristics Attractive Investment Opportunity

Buying Decision Process Consumer Need What Product, Brand or Service Should I Buy? Where Do I Buy It? Who Should I Buy It From? Purchase Interruptive Permission Based Low Conversion Rate to Paying Customers High Conversion Rate to Paying Customers Drive Awareness of Needs among Passive Audience Solves for Needs of Active, Ready to Buy Consumers Creative Media Directional Media

People "Ready to Buy" Drive Usage Life Events Getting Married Purchasing First Home Having a Baby Separated/Divorced Changing Jobs Child Graduating College Retirement Purchasing Retirement Condo Daughter Getting Married Newly Created Needs for Products & Services Where Do I Buy It? Who Should I Buy It From? Approximately 15 billion print yellow pages references annually 75% of adults in U.S. use print yellow pages each month 86% of yellow pages users intend to make a purchase References to top 210 headings up 3.2% in 2003 Source: YPIMA 2004 Industry Usage Study; CRM Associates

Strong Value Proposition Dominated by SMEs Local Establishments <20% revenues originate from national Service Industries Attorneys / Physicians / Plumbers / Movers / Contractors Limited Marketing Resources Few Advertising Alternatives Diverse Base of Local Advertisers Strong Value Proposition Yellow Pages Internet Newspapers Web Magazines Television Avg Sales 51 37 33 19 16 9 Internet Yellow Pages Newspapers Magazines Radio TV Avg Sales 5 9 19 29 57 66 Source: CRM Associates

Incumbent Competitive Advantage Sources/Notes: Pro forma for SBC transaction assuming 1/1/04 close and adjusted to eliminate the effects of purchase accounting. Based on Adjusted 2005E EBITDA of $575 million and Adjusted 2005E Net Revenue of $1,035 million. Source: SIMBA EBITDA Margins Incumbent Margins (2) 50%+ RHD PF2005(1) 56% Independent Margins (2) 15% - 25% Other Incumbents RHD Independents 0.811 0.069 0.12 2003 US Revenue Market Share "Official" telephone book High brand recognition Long Term Customer Relationships Broader distribution More accurate & robust content Greater consumer retention Higher usage Incumbent Competitive Advantage

Source: YPIMA, Industry Forecast January 2002 Yellow Page Publishers, 2000 Benchmarking Study Substantial Recurring Revenue High recurring revenue High customer retention Primary or only advertising vehicle for many small and medium-sized businesses High penetration of small and medium-sized businesses in average market 90+% Recurring Annual Revenue Renewed Revenue From Existing Accounts 80% Growth From Existing Accounts 12% New Business Accounts 8%

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 8.9 9.2 9.3 9.5 9.8 10.2 10.7 11.4 12.1 13 14 14.7 14.9 14.9 15.6 Consistent Growth Source: Veronis Suhler Stevenson Communications Industry Forecast - July 2004 1998-2003 CAGR 3.6% ($ in billions) US Directories Advertising Revenue 7.2% 3.4% 1.1% 2.2% 3.2% 4.1% 4.9% 5.8% 6.3% 6.9% 7.8% 5.2% 1.1% 0.5% 4.7% 5.9% 6.2% 6.0% 5.8% Year-over-Year Growth

Peter J. McDonald President and Chief Operating Officer 30 Years 10 years R.H. Donnelley David C. Swanson Chairman and Chief Executive Officer 25 Years 19 years R.H. Donnelley Steven M. Blondy Senior Vice President Chief Financial Officer 9 Years 3 years R.H. Donnelley Industry Experience Background Experience Yellow Pages - All Functions (Incumbent & Independent) Yellow Pages - All Functions (Incumbent & Independent) Corporate Finance, Investment Banking Executive Management Team George F. Bednarz Vice President Corporate Planning and IT 9 Years 9 years R.H. Donnelley Operational Management Database Management Strategic Planning

Debra M. Ryan Vice President Human Resources Michael R. Boyce Vice President Marketing 20 Years 20 years R.H. Donnelley 25 Years 1 year R.H. Donnelley Industry Experience Background Experience Yellow Pages Sales & Marketing Entrepreneur - Independent and Internet Yellow Pages Executive Management Team William M. Hammack Vice President Strategy & Business Development 31 Years 31 years R.H. Donnelley Human Resources Yellow Pages Sales Robert J. Bush Vice President and General Counsel 5 Years 5 years R.H. Donnelley Legal

Transformation 2002 2003 2004 572 1281 1937 2002 2003 2004 0 260 389 2002 2003Adj 2004Adj PF 75 572 1035

Pub Sales Performance Seven Consecutive Quarters of Improved Year-over-Year Pub Sales Growth in Sprint Markets and Opportunity to Improve Results Following Integration in SBC Markets Sprint Branded Markets FY 2002 FY 2003 FY 2004 FY 2005E SBC Branded Markets FY 2003 FY 2004 FY 2005E

Shareholder Value Creation RHD up 88.6% Russell 2000 up 30.1% S&P 500 up 1.7% Newspaper Index(1) up 17.5% Broadcasting Index(2) down 28.6% Note: (1) Comprised of Gannett, Tribune, Knight Ridder, New York Times, Dow Jones, Belo, Lee Enterprises, Journal Register Company, Media General (2) Comprised of Clear Channel Communications, Entercom, Radio One, Cox Radio, Univision and Hearst-Argyle Indexed Stock Performance January 2, 2002 to November 30, 2004 RHD stock has significantly outperformed broad market indices and other media companies

Strategic Focus Deploy Free Cash Flow to maximize shareholder value Build on positive sales momentum in Sprint markets Implement proven RHD Business Processes in SBC Illinois Aggressively defend our markets against competitors Accelerate the implementation of digital strategies Deliver Results and De-Lever the Balance Sheet

Local Commercial Search Strategy Local Advertiser Relationships Local Market Usage Relevant Local Content The Digital "Sweet Spot" Objective: Get to the "Digital Sweet Spot" in our Markets

Local Commercial Search Strategy Key Transformational Initiatives Revamp our internal technologies to support the array of planned digital products Migrate our customer relationships from sales-oriented, print product interactions to highly consultative discussions offering multiple solutions Establish relationships with partners we believe make sense for our advertisers and for us Provide Consumers with the most relevant information about the products and services they want to buy when they need it through whatever medium they chose

Local Commercial Search Execution Strategy Establish the Foundation Bundled IYP sales to print advertisers Simple for advertisers to understand Simple for reps to sell - natural extension of print product GOAL: Migrate print content to online platform; provide positive consumer usage experiences Build Usage Expand to all Sprint, SBC Illinois Markets Develop value-added distribution, traffic relationships Improve user interface, search results Optimization GOAL: Establish ROI sales model; repeat consumer usage Introduce New Products, Services Performance Based Advertising (PBA) SEO for advertisers, i.e. aggregate traffic Interactive ads; web services; appeal to non-yellow pages advertisers GOAL: Critical mass of products and services Increase Scale Develop Strategic Partnerships Traffic; Content; Local Search Initiatives Multiple Platform Distribution, i.e. mobile Search Engine Marketing, etc. GOAL: SME's trusted source of all things digital Increased RHD Digital Revenues Increased Advertiser ROI Increased User Satisfaction

People "Ready to Buy" Drive Usage Life Events Getting Married Purchasing First Home Having a Baby Separated/Divorced Changing Jobs Child Graduating College Retirement Purchasing Retirement Condo Daughter Getting Married Newly Created Needs for Products & Services Where Do I Buy It? 2003: Approximately 15 billion print yellow pages references 2003: Approximately 20 billion local commercial search references 2008: 36 billion local commercial search references Source: The Kelsey Group

Financial Overview and Investment Thesis

Strong Cash Flow Growth 2002 2003 2004PF 2005E Stock Price 29.05 29.31 39.84 56.4 Cash Flow 49.955 248.597 351 380 Wtd Avg Shares 30.298 40.4 42.2 43.5 CAGR 97% CAGR 25% CAGR 13% Note: 2005 stock price as of December 1, 2004. ($ millions) (except stock price)

SME Impact on US Economy 23 million small businesses in U.S. Generates $5 trillion - half of total GDP Represents half of all private sector jobs Creates two-thirds of new jobs each year $14.5 billion invested in Yellow Pages advertising each year 85% from SMEs 260,000 SMEs rely on RHD to make their phone ring

Strong Governance, Discipline & Disclosure Strong governance even relative to much larger companies Best credit rating among its peers Financial disclosure as good as it gets Source: Moody's - June 2004

Diverse Media Radio Outdoor Publishing TV RHD 14.1 14.1 13.4 11.1 10.2 9.3 Favorable EBITDA Valuation 14.1x 14.1x 13.4x 11.1x 10.2x 9.3x * RHD share price as of December 1, 2004 and FY2004 normalized adjusted pro forma EBITDA estimate of $591 million. See Appendix. Source: Credit Suisse First Boston. Based on 2004 estimates as of November 2004.

EBITDA minus CapEx as % of Revenue Directories Radio Outdoor Broadcast TV Newspapers 0.54 0.37 0.35 0.31 0.22 Favorable Cash Conversion Source: Deutsche Bank Securities Inc. Based on 2004 projections.

Sprint SBC Total Purchase Price $2,267 $1,406 Less: Basis in Assets Acquired (433) (295) "Asset Step-Up" $1,834 $1,111 Tax Life (years) 15(1) 15(2) Annual Tax Amortization $122 $74 $196 Effective Tax Rate 39.5% 39.5% 39.5% Annual Cash Tax Savings $48 $29 $78 Additional Cash Tax Savings Other Intangibles(3) $73 $73 Remaining NOL Balance (4) $37 Tax Benefits ($ millions) Notes: (1) Through January 2, 2018 (2) Through August 31, 2019 (3) Intangibles related to the SBC transaction that are amortizable for tax purposes through August 31, 2005. Results in additional cash tax savings of $185 million x 39.5% effective tax rate = $73 million. (4) Comprised of $106 million remaining NOLs x 35% federal income tax rate.

* RHD share price as of December 1, 2004. Based on 2004E Free Cash Flow of $331 million pro forma for 1/1/04 close of the SBC transaction. Excludes $71 million of federal income tax refunds. See Appendix. Diverse Media Publishing Radio Outdoor TV RHD 23.4 19.3 17.6 14.6 13.1 7.5 Favorable Free Cash Flow Multiple 23.4x 19.3x 17.6x 14.6x 13.1x 7.1x Source: Credit Suisse First Boston. Based on 2004 estimates as of November 2004. Cash is a Fact

Notes: (1) As adjusted results. (2) Pro forma for SBC transaction assuming 1/1/04 close and adjusted to eliminate the effects of purchase accounting. EBITDA forecast comprised of $610 million guidance provided on October 27, 2004, less $12 million to exclude the impact of bad debt true ups for the SBC business, less $7 million of other expenses, consisting primarily of expenses not allocated to the carved out entity acquired from SBC. Historical & Projected Financial Performance $ millions Fiscal Year Ending December 31 2002 2003(1) PF2004(2) Net Revenue $75 $572 $1,035 Pre-Partnership EBITDA 15 297 591 Margin % 20.3% 51.9% 57.1% Partnership Income 137 114 - Total EBITDA $152 $411 $591 Margin % N/M 71.8% 57.1%

Capitalization Notes: Based on normalized adjusted pro forma 2004 EBITDA of $591 million Represents estimated value upon conversion into common stock. Based on 32.7 million common shares outstanding and share price of $49.36 as of September 30, 2004 and 32.7 million common shares outstanding and share price of $55.55 as of 12/1/04. Cash and Equivalents $2.9 $5.0 Bank Debt 2,267.8 3.8x 2,225.0 3.8x Notes 925.0 1.6x 925.0 1.5x Total Debt 3,192.8 5.4x 3,150.0 5.3x Convertible Preferred Stock(2) 472.7 0.8x 539.6 0.9x Market Value of Common Equity(3) 1,612.9 2.7x 1,805.3 3.1x Total Enterprise Value $5,275.5 8.9x $5,490.0 9.3x September 30, 2004 December 31, 2004 Multiple of Multiple of EBITDA(1) EBITDA(1) ($ in millions)

2005 Guidance

2005 Guidance

2005 Guidance

Investment Highlights Products are essential resource for people ready to buy Products provide strong ROI to diverse customer base Strong brand and leading market position Management team with unique and diversified experience Proven track record of performance excellence Well positioned to leverage and extend core competencies to take advantage of digital opportunities Significant free cash flow generation Leveraged equity return Yellow Pages Industry Local Advertising Powerhouse Incumbent Publisher Advantage RHD's DNA Digital Opportunities Financial Performance and Characteristics Attractive Investment Opportunity

APPENDIX

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

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Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures

Notes: 1. Represents the revenue and direct costs from Sprint directories published prior to the SPA acquisition that would have been recognized during the period had it not been for purchase accounting adjustments required under GAAP and includes an adjustment for the difference in SPA's historical accounting policy with respect to expense recognition and RHD's current policy. 2. The 2004 as adjusted results assume that the estimated pro rata portion of the revenue and direct costs of SBC- branded directories that published prior to the SBC acquisition were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-SBC acquisition revenues and expenses will not be included in our reported GAAP results. Reconciliation of Non-GAAP Measures